Adient – PUBLIC J.P. Morgan Auto Group Investor Meeting Adient China Business Update June 1, 2023 Exhibit 99.1

Adient – PUBLIC Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s expectations for its deleveraging activities, the timing, benefits and outcomes of those activities, as well as its future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, market position, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the Ukraine conflict and its impact on the regional and global economies and additional pressure on supply chains and vehicle production, the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties, the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on Adient and its customers, suppliers, joint venture partners and other parties, work stoppages, including due to supply chain disruptions and similar events, energy and commodity availability and prices, the company’s ability and timing of customer recoveries for increased input costs, the availability of raw materials and component products (including components required by our customers for the manufacture of vehicles (i.e., semiconductors)), whether deleveraging activities may yield additional value for shareholders at all or on the same or different terms as those described herein, the ability of Adient to execute its turnaround plan, automotive vehicle production levels, mix and schedules, as well as our concentration of exposure to certain automotive manufacturers, the ability of Adient to effectively launch new business at forecast and profitable levels, the ability of Adient to meet debt service requirements, the terms of future financing, the impact of tax reform legislation, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, general economic and business conditions, the strength of the U.S. or other economies, shifts in market shares among vehicles, vehicle segments or away from vehicles on which Adient has significant content, changes in consumer demand, global climate change and related emphasis on ESG matters by various stakeholders, the ability of Adient to achieve its ESG-related goals, currency exchange rates and cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 22, 2022, and in subsequent reports filed with or furnished to the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document. In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient’s businesses. Such projections reflect various assumptions of Adient’s management concerning the future performance of Adient’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions, or the projections based thereon. This document also contains non-GAAP financial information because Adient’s management believes it may assist investors in evaluating Adient’s on-going operations. Adient believes these non-GAAP disclosures provide important supplemental information to management and investors regarding financial and business trends relating to Adient’s financial condition and results of operations. Investors should not consider these non-GAAP measures as alternatives to the related GAAP measures. Non-GAAP measures include Adjusted EBIT, Adjusted EBITDA, Adjusted net income, Adjusted effective tax rate, Adjusted earnings per share, Adjusted equity income, Adjusted interest expense, Free cash flow and Net debt. For further detail and reconciliations to their closest GAAP equivalents, please see the appendix. Reconciliations of non-GAAP measures related to FY2023 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations. Important Information 2

Adient – PUBLIC 3 Agenda > Introduction > Adient Business Overview Jerome Dorlack Executive VP and CFO > Adient Transformation in China James Huang Executive VP APAC > Q&A Jerome Dorlack James Huang

Adient – PUBLIC Adient Business Overview

Adient – PUBLIC 5 Executive summary 1. Driving forward with focus ˃ Successfully executing Adient’s “back-to-basics” strategy ˃ Strengthening our leading position with new business wins, including significant EV platform wins ˃ Adient recognized as supplier of choice by our customers ˃ Increasing the company’s commitment to ESG efforts 2. Adient entered FY23 from a position of strength ˃ Adient operations are performing well outside of temporary operating inefficiencies ˃ The company is focused and executing its strategy which is expected to position Adient for sustained, long-term success ˃ The team has a proven track record of successfully navigating through various external obstacles 3. Adient is well positioned for future success ˃ Core operations running extremely well (i.e., launch execution, lower ops waste, etc.) ˃ Customer profitability processes deeply rooted (i.e., ES3 initiatives) ˃ Balance sheet transformation solidly on track ˃ Significant balance sheet and operational progress enabled the company to announce an enhanced capital allocation plan in Q4FY22; began share repurchases in Q2FY23 4. Strong foundation expected to deliver improved earnings and cash flow in a flat to rising production environment Add picture J.P. Morgan China Investor Meeting

Adient – PUBLIC Focused strategy driving forward progress Leading supplier focused on automotive seating > Global reach and scale > Vertically integrated to supply complete seating systems as well as foam, trim and metal components > Integrated, in-house capabilities allow Adient to take products from research and design to engineering and manufacturing Driving operational and financial improvements > Intense focus on launch management, execution, quality, further solidifying “supplier of choice” status > Significant progress on balance sheet transformation ( ~$1.9B debt repayments since Q4FY20) > Executed actions to reduce Adient’s FCF breakeven to ~80M units globally Strengthening our leading position > Significant EV wins across the globe (new entrants and legacy) > Strategic transformation in China now enables Adient to grow independently > Partnering with customers to develop seats for the future (ES3 initiatives, sustainable solutions, green steel, venture capital alliances) Creating a sustainable future together > Committed to positive environmental, social and governance-related business practices > Increased commitments to ESG initiatives throughout 2022 -- including publication of our Deforestation Policy, Human Rights Policy Statement and DE&I Commitment Statement Driving value to all of Adient’s stakeholders – investors, customers, employees and the communities in which we operate 6J.P. Morgan China Investor Meeting

FY2023 operating environment

> As expected entering 2023, the overall operating environment to date in FY23 has modestly improved vs. FY22

> The modest improvement in the operating environment is expected to continue in H2FY23; however, soft vehicle demand in China and increased steel prices in North America temper our second half expectations

Expected Influences H2 vs. H1

Positive
- **Stability of customer production schedules (gradual, sequential improvement)**
- **Self-help; increased efficiencies**

Neutral
- **Vehicle production (improved in N. America, largely offset by modestly lower production in ROW)**
- **Energy, freight, labor availability and cost**
- **Commercial settlements / recoveries**
- **Balance in / balance out**

Cautionary
- **Steel costs (potential risk in Q4)**
- **Consumer demand (potential softening)**

Regional Environments

Americas
- "Run rates" at customers trending in a positive direction
- Inventory rebuild combined with a likely increase in sales incentives should support vehicle build assumptions for FY23
- Monitoring potential softening of consumer demand

China
- Auto demand in China remains "soft" despite unprecedented price cuts
- Softer than expected demand and rising inventories heighten concerns for downward revisions to production schedules in the coming quarters

Europe
- Long-term vehicle production forecast not expected to return to pre-COVID levels
- Adient continues to identify actions to be implemented to improve financial performance (reducing SG&A, footprint, lower capital spending, etc.).

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Adient – PUBLIC Executing Adient’s FY23 plan Key Q2FY23 Financial Metrics Consolidated Revenue ~$3.9B (up 12% y-o-y) Adj. EBITDA $215M (up $56m y-o-y) Cash Balance $826M (at March 31, 2023) Gross Debt and Net Debt ~$2.5B and ~$1.7B, respectively 8 Remaining focused on delivering the company’s commitments > Strong operational execution, positive commercial momentum and an extreme focus on containing costs continue to drive the business forward > Adient delivered solid Q2FY23 financial results, building on the momentum established earlier in the year > The momentum is expected to continue in H2FY23; however, expectations are tempered due to soft vehicle demand in China and elevated steel prices in North America > FY23 plan on track > In addition to Q2FY23’s financial results, several other initiatives continue to be executed to ensure long-term sustained success for the company > Opportunistically issued $1B of new USD senior notes – proceeds from the issuance plus cash on hand used to paydown ~$750M of EUR notes due 2024 and pre-pay $350M of Adient’s TLB > The company began to execute its previously announced enhanced capital allocation plan by repurchasing ~759,600 shares of its common stock using ~$30M of cash on hand (includes ~48,000 shares and ~$1.9M that settled subsequent to quarter end) > Awarded business with new entrants and legacy OEMs, solidifying our market-leading position > Selected “supplier of the year” by several customers -- further underscoring the company’s unrelenting focus on delivering quality solutions. Recognition in the quarter included: GM Supplier of the Year, Renault Korea Motors Supplier of the Year, FAW-Toyota Excellent Quality Award, Volvo Car APAC Excellent Supplier Award, GAC-Trumpchi Excellent Supplier Award and seven J.D. Power awards for seat satisfaction for Adient’s APAC region team J.P. Morgan China Investor Meeting

Adient – PUBLIC Cash flow generation continues to improve 9 Supported by earnings and margin growth, Adient is successfully transitioning to a cash generating company -- Adient expects to generate positive FCF in FY23 Adient expects to generate significant cash flow in the coming years, underpinned by: > Solid operational execution > A strengthening earnings profile driven by: > Intense focus on customer profitability > Balance in / balance out of new platforms > Growth in highly profitable markets (China & Asia outside of China) > Successful execution of actions to reduce Adient’s “calls” for cash > Favorable cash taxes (supported by strategic tax initiatives, NOLs) > Reduced level of capital spending (enabled by capital reuse, disciplined capital allocation) > Targeted restructuring (heavy lifting executed in prior years) J.P. Morgan China Investor Meeting

Adient – PUBLIC > The ability to drive the business forward despite the challenging operating environment has enabled the company to enhance its capital allocation plan > Adient’s capital allocation plan has prioritized deleveraging; on track and progressing towards the company’s target leverage threshold (~1.5x - 2.0x net debt / adj.-EBITDA) − FY23 Plan suggests net leverage will settle within the target threshold due to: > Significant progress made on voluntary debt repayments over the past 2-years > Adient’s outlook for the business in FY23 and beyond > Given the significant progress made on transforming the balance sheet and management’s confidence in its near and long-term outlook, Adient’s Board of Directors has approved a $600M share repurchase program − Adient expects to take a “measured” approach to the timing and amount of buybacks to be executed (underpinned by cash needs and market conditions) − Through May 3, 2023, the company repurchased ~760,000 shares ($30M) Solid progress at moving the company forward supports enhanced capital allocation plan Adient’s capital allocation plan is expected to balance future FCF between internal growth projects, share repurchases and potential / opportunistic inorganic growth opportunities 10J.P. Morgan China Investor Meeting

Adient – PUBLIC EBITDA growth converts to FCF Interest expense stable Cash taxes steady resulting from tax initiatives Restructuring heavy lift completed Capex discipline and re-use Positive FCF A bright future lies ahead 11 > Supported by earnings and margin growth, Adient is successfully transitioning to a cash generating company > Since FY19, Adient’s focused strategy and “back-to-basics” mindset has placed the company on a solid path to significantly improving margins > As the self-help actions have taken root, the company is solidly on track to achieve its goal of 8.0%-8.5% margins > In addition to operational improvements, the company has successfully transformed its balance sheet > As the earnings and margin profile of the company continue to improve, Adient expects to generate a significant amount of free cash flow EBITDA Margins (ex. Equity income) 5.2% 8.0% - 8.5% 100 bps 100 bps 100 bps Current Guide Volume to 90M Inflationary Headwinds Recovered / Resolved Business Performance Earnings Potential FY23 Future state Normalized production, S&P forecasted global volumes for FY25 Inflationary pressures to subside or be resolved commercially Balance in / balance out of platforms, VA/VE J.P. Morgan China Investor Meeting

Adient – PUBLIC Adient Transformation in China

Adient – PUBLIC Adient China 13J.P. Morgan China Investor Meeting Click play video in browser

Adient – PUBLIC 14 Adient in China – Staying abreast of the market J.P. Morgan China Investor Meeting > Adient began to develop and manufacture automotive seats in China starting in 1996 and we have continuously invested in the world’s largest auto market in the past three decades > In the early days of entry into China, Adient grew rapidly through joint ventures with local partners (leverage our technology in exchange for market) and established a leading position in terms of market share and reputation > As we observed the market starting to transition and become more mature and independent, Adient also transformed to align with this trend > Adient has acquired 100% equity interest in 3 entities and grew our consolidated revenue, which enables us to serve our customers better by bring capabilities to a wholly-owned environment, and improves operating efficiency through optimized purchasing power and operational synergy 1996 1997 2008 2021 Acquired 100% equity interest of Langfang (metal structure) Entered China and set up BJA with BAIC Set up YFAS with Yanfeng Set up GAAS with GACC 2001 Set up CFAA with FAWAY Acquired 100% equity interest of Chongqing Acquired 100% equity interest of Nantong (trim) 2022 2023 Annual sales $1.9B Adient China Strategic Transformation 2003 Set up CQ with Yanfeng and Boao 2009 2012 Annual sales $3.9B

Adient – PUBLIC 15 Adient has executed a recipe for success in China across different customers J.P. Morgan China Investor Meeting Adient’s recipe for success in China 1 • Global presence and synergy • Unified customer interface globally • One Adient operational excellence system 3 • A highly regionalized organization • A capable and experienced management team • Diverse and inclusive culture 5 • Adaptive to operate at the same speed that Chinese customers work • Highly agile in product development and launch process 2• Optimal nationwide footprint – located wherever customers need us • Strong in-house engineering capabilities for today and tomorrow 4• In-depth understanding of China and what is required for seating • Ability to provide the right products in response to market trends 6 • Trust demonstrated by continuous business awards from customers, underpinned by executing well in every program

Adient in China – Business overview

ADIENT

We generated

$4.5B

sales revenue in FY2022 [1]

We employ

~15,000

highly engaged employees including **~900** engineers

We have

3 wholly-owned entities

6 joint ventures

with

~18%

combined share[2] of the passenger vehicle market

We have

~35

manufacturing locations

3

global tech centers (Adient Chongqing, CFAA & Keiper)

in **22** cities

Note:
1 - Includes consolidated and unconsolidated sales
2 - Market share is based on FY22 mgmt. estimates

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Adient in China – Building the optimal footprint

China Footprint - 35 Plants

Chongqing   Langfang   Nantong

BJA   GAAS   CFAA   FAA   CAA   Keiper

Tech Center   China Office



Daqing
Changchun
Meihekou
Beijing
Tianjin
Langfang
Qingdao
Jinan
Chengdu
Chongqing
Wuhan
Changsha
Hefei
Nanchang
Changshu
Nantong
Shanghai
Hangzhou
Taizhou
Foshan
Guangzhou
Zhaoqing

Wholly-owned Entities

JV Entities

- **Far-reaching geographic coverage** to serve OEMs through both WOFE and JV footprint
- Building **a new manufacturing hub in Wuhan** to serve new customers
- **Upgraded and expanded Hefei** footprint to support EV businesses
- Further **optimizing capacity utilization** within our footprint

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Adient in China – World-class, fully capable Technical Centers

- **Full development capabilities with local** innovation, design, prototype/testing, launch support, VAVE, etc.
- **World-class** team and facilities
- **Strong synergy** with Adient global TC network
- Global standard and linked **engineering systems/process**

7 Engineering Sites

In **5** Cities

~900 Engineers

~9 Yrs. Avg. Exp.

Technical Center Capability

Category	Key Capabilities
Innovation	Innovation
Industrial Design	Surface design
	Craftsmanship
Benchmarking	Benchmarking
Design	CS parts design
	CS integration design
	Frame application design
	Frame platform design
	Headrest / Armrest
	Core Products
FEA	FEA
Prototype	Metal prototype
	CS Prototype
Testing	CS Testing
	Component Testing
VAVE	VAVE





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Adient is a global player with regionalized org structure and proven management team in China

ADIENT

> Adient shifted to **a more regionalized org structure** since 2018 to drive agility and keep pace with local market changes
> Regional leaders hold **full P&L responsibilities**, with **strong autonomy** in customer strategy, innovation, operations and supply chain mgmt. based on global collaboration and alignment



President and CEO
EVP and CFO
EVP, Chief Legal and HR Officer, and Corporate Secretary
SVP and CIO
VP Global Sustainability
EVP APAC
EVP Americas
EVP EMEA
China GM
Japan GM
Korea GM
SEA+I GM
Regional Function Leaders (3)
Central Function Alignment (6)
Chongqing
Langfang
BJA
GAAS
CFAA
FAA

- *China runs with a highly **flat** and **efficient** org structure*
- *China GM holds P&L responsibility*
- ***6 P&L leaders** report to China GM directly*

> Adient China **has a capable and experienced management team** with proven records, which allows us to execute a plan and winning strategy
> Also **actively recruit and hire external talent** to keep a strong pipeline

- **7 GMs**, on average with >**10** years P&L experience, and **>12 years** Adient/JCI experience
- **2 out of 7** GMs are females

Adient champions an inclusive, diverse equitable work culture that celebrates our differences and empowers our people!

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Adient – PUBLIC 20J.P. Morgan China Investor Meeting A deep understanding of key China market trends and industry knowledge that are favorable to Adient seating content 3 Sustainability Safety Connectivity Reconfiguration Comfort • Relax & ISS seat • ABTS frame • Low block height In Production Next Gen In Development • Power movement • Captain’s chairs • Queen seat • MCU for power movement • 2/4W power leg rest • 4W head rest • Floating head rest • Recyclable materials Ongoing benchmarking activities

Advanced Driver Assistance Systems (ADAS) and safety will continue to add to seating content and opportunity for Adient



3
ADIENT
Available in portfolio
In development or partner
Integration of directed source
1 Additional sensors
2 Belt integration
3 Occupant classification / biometric sensors
4 Haptics
5 Seat ECU
6 Calf rest / footrest, cushion extension
7 Crash system / pelvis management
8 Long track
9 Cushion Airbags
10 Fast seat adjuster
11 Full power adjustment
12 Deep recliner / relax function
13 Potential additional airbag solutions
14 Shoulder adjustment
15 Sound in Seat

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Adient – PUBLIC 22 Speed, agility and execution are our differentiators to win J.P. Morgan China Investor Meeting We drive forward with agility We execute and deliver what we commit • Won an OEM full foam business as we were the only seating supplier that could set up a foam line in 3 months through efficient network capacity utilization, compressing tooling lead-time, and committing upfront to move • Recently established a new footprint, which took us only 12 months from project kick-off to SOP, including program development, plant construction, installation of shipping management system – Execution at extraordinary speed Real examples of what we can do: Key figures about our execution performance: • Executing at industry leading speed and can develop and launch a new seating program within 15 months vs. 24-36 months 62 19 15 >90% • # of program launches in FY23 • YTD launch success rate in FY23 • Average lead time (months) of our EV programs • # of quality related awards received in 2022 4/5

Case sharing: A successful growth path of Adient Chongqing

ADIENT

How Adient Chongqing executed our recipe for success

- **The first seating supplier to enter** NEV sector and started to work with local NEV startups **since 2015**
- Revenue with NEV startups **grew 8 times within 3 years**
- Won **15** JIT program awards in FY22 with **70%+** new business

- The org behavior has **adapted to the needs and mindset** of Chinese customers
- Rich experience in **co-creating** with customers without functional boundaries
- Executed **employee engagement** and DE&I culture

- **63%** of the programs that Chongqing Tech Center is working on in FY23 are for **EV models**
- Develop the right products for China through practical innovation on **safety, reconfiguration, connectivity, sustainability and comfort**

- **Deliver what we committed**, even with **shorter** development time, frequent or late **changes** and process and product **differences**
- Provide **rapid and prompt** responses and service to customers

- Achieved **flawless launches for 5 consecutive years** [1]
- Received **>10 customer and industry awards** every year
- Maintained resilience amid supply chain disruptions and COVID-19 lockdowns

- Invest in engineering capabilities and capacity – our **largest Tech Center** is in China and will **double headcount in 5 years**
- Enhanced manufacturing capability and optimized footprint to support business growth

1 - Flawless launch metric as defined by management, including safety, quality, timeliness, and financial metrics

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Adient – PUBLIC 24J.P. Morgan China Investor Meeting Our attractive and unique business propositions in China • Scalability o Scale our product and production according to market demand while leveraging off the shelf technology and footprint advantage • Content Growth o Focus on increasing product content and vertical integration by leveraging the full value chain in China and local engineering expertise • Optimized capital allocation o Minimize capital investment through maximizing common product designs, leveraging existing footprint to expand into regions, and requesting upfront customer payment for ED&D • Sound Financial Returns o Profitable with strong cash generation to self-fund the growth over the market How does our recipe for success and its advantages translate to Adient? 1 2 3 4

Adient – PUBLIC 25 Adient continues to apply our recipe for success and is well-positioned to capture future growth in China J.P. Morgan China Investor Meeting Forecast volume growth CAGR in next 5 years beat market by >2 times Awarded business from >8 new customers since FY22 Annual investment in the next 5 years will be 2 times of past 3 years >$4.6B new business bookings (program lifetime) in FY23 Top 3 player with significant growth of market share Maintain industry leading operating margin in China

Adient – PUBLIC 26 In the next phase, Adient also has advantages to serve Chinese OEMs in overseas expansion with our global presence and capability J.P. Morgan China Investor Meeting Adient China Customer Mix 1 60% 40% Adient is well positioned to capture growing exports from China to overseas markets given our global presence, footprint, speed and agility, and product advantages, and our business in China is likely to benefit other regions 40% 60% 2023 2028 Chinese OEM International OEM 1 - Management estimates, including consolidated and unconsolidated revenues

Adient – PUBLIC Q&A

Adient – PUBLIC Appendix

Adient – PUBLIC Adient today FY22 Revenue Revenue by geography 1 Europe / Africa China Americas 29% 9%24% 38% Asia / Pacific NYSE: ADNT Global market share 1 Adient Other Lear Faurecia Toyota Boshoku Magna *Adient share includes non-consolidated revenue. Revenue by geography based on FY2021 (consolidated and non-consolidated). Source: External and management estimates ~$14.1B Consolidated revenue ~$4.0B Unconsolidated revenue Strong and diversified revenue mix: Passenger car ~25% Truck ~23% CUV / SUV ~52% Adient is a critical supplier in automotive seating, supplying innovative seat solutions to meet the needs of auto manufacturers today and tomorrow 1 - Inclusive of consolidated and unconsolidated revenues, based on management estimates J.P. Morgan China Investor Meeting 29

Adient – PUBLIC Global locations manufacturing facilities200+ 30 countries Global employees 70,000+ We are located where our customers need us most 30J.P. Morgan China Investor Meeting

Adient – PUBLIC 31 Adient delivers a diverse range of seating products and solutions COMPLETE SEATS We are one of the market leaders for complete seat systems, serving every major automaker around the globe, offering smart solutions that provide safety, sustainability, comfort and style. Since design, engineering, manufacturing and assembly all come from a single source, customers can be certain of maximum efficiency and consistently high quality SEAT STRUCTURES AND MECHANISMS From front and rear seat structures to tracks, recliners, height adjusters, and locks, our products are based on standardized, modular designs, making them compatible with a majority of vehicle makes and models FOAM We produce foam for automotive cushions, backrests, head restraints and more. Our expert teams deliver high-quality, high-performance foam formulations that provide passenger comfort and safety TRIM We deliver complete cut-and-sew solutions for seats, armrests and head restraint covers on a just-in-time basis. Our state-of-the-art trim technology and employees’ craftsmanship deliver customized, perfectly shaped seat covers for automotive seating J.P. Morgan China Investor Meeting

Driving forward with focus on product solutions for today and tomorrow

Adient China product development capability is strong and in-house

- **3** Global TCs, **7** engineering sites, **~900** engineers
- **Full development capabilities** from innovation, design, prototype/testing, launch support, VAVE, etc.
- **World-class** facilities and team
- **Strong synergy** with Adient global TC network



Leather Alternatives: Virtually all OEMs are working to reduce or eliminate leather content to improve sustainability, increase quality, and reduce cost. We are working with customers on plant-based and recycled alternatives, assessing their sustainability impact, cost and fit with customer requirements



UltraThin: A new, unique seat construction of thermoplastic elastomer (TPE) panels that offers a high level of comfort and support, creating significant space savings, component consolidation and overall mass reductions

Soft Back Panel: This lightweight technology offers estimated mass reduction of up to 2kg per car set, using 70% recycled materials while also offering an enhanced luxury feel and improved second row knee clearance



Shell Foam™: Adient is ready to answer the call for slim and lightweight seating solutions used in micro cars and electric vehicles



H2 Green Steel: The steel company will supply fossil-free steel with a low carbon footprint from 2026 on for use Adient's metal products, driving emissions reduction in the material with the most significant CO_2e



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Adient has extensive experience working with NEV startups in China

How Adient works with China NEV startups

Innovation and product development

- **Focus on innovation** for user experience differentiation
- Act as **a trusted seating expert** through providing leading technologies and creating value for customers
- Deliver with **shorter** development time, **frequent/late** changes and **different** resource investment pattern

Organization and working process

- Prepare **dedicated commercial touchpoint** and **sufficient engineering resources** for in-depth engagement with customers
- **Co-work and co-create** with customers
- Adapt **to 'internet company mindset** and high-pressure working style', and provide rapid and timely response / service to customers

Investment discipline

- **Build an assessment framework** and choose NEV startups systematically and mitigate potential risks
- **Leverage existing** footprint and facilities
- **Maximize carryover** to minimize engineering efforts
- Closely **monitor market dynamics** and customers' performance

Our collaboration with NIO

NIO 蔚来

2016
- *Adient became NIO's first seating supplier partner*

2018
- *NIO's first model ES8 delivery*

2022
- *NIO awarded in total 7 programs to Adient, including "866" and new "775"*
- *Adient set up 2nd plant in Hefei NIO Park with continuous investment*

2023
- *NIO awarded Adient with latest top hat ESI on 7 models*

- Adient has been the preferred seating supplier for NIO since 2016
- Adient works with NIO to capture growing EV opportunity through fast-paced R&D and co-creation on innovation to improve end-user experience



Adient CEO Doug Del Grosso met with NIO mgmt. team at Auto Shanghai 2023



William Li and NIO leadership team attended Adient Tech Show at NIO

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Adient – PUBLIC 34 Adient is recognized by the industry and customers as the trusted seating expert through continuous business awards and recognition J.P. Morgan China Investor Meeting Volvo Car APAC Excellent Supplier Award Adient Chongqing J.D. Power In total 7 Awards Adient Chongqing, BJA, CFAA GAC-Trumpchi Excellent Supplier GAAS Industry and customer recognitions • Adient maintains high customer satisfaction rate in China and each WOFE/JV wins at least one key customer recognition every year • Adient China won 23 customer awards in FY22 and 10+ awards YTD in FY23 • Adient China received 7 awards in the seating quality category of the J.D. Power China Initial Quality Study (IQS) in 2022 FAW-Toyota Excellent Quality Award CFAA A few key awards received by Adient China YTD in FY23 Daimler Top Supplier Award BJA Xpeng Excellent Supplier Award Adient Chongqing

Adient – PUBLIC 35 Adient President and CEO Doug Del Grosso visited China and Shanghai Auto Show in April 2023 J.P. Morgan China Investor Meeting “It was great to be back in China to meet with customers, visit our operations and engage with the Adient team face to face. Visiting the Shanghai auto show reinforced my belief in how important the China market is to Adient. The product displayed at the show was quite impressive, particularly from the new EV OEMs, and I believe Adient can continue to add value to their seating systems now and into the future.” -- Doug Del Grosso Adient President and CEO

Adient – PUBLIC Non-GAAP financial measurements and pro-forma reconciliations Adjusted EBIT, Adjusted EBIT margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income attributable to Adient, Adjusted effective tax rate, Adjusted earnings per share, Adjusted equity income, Adjusted interest expense, Free cash flow and Net debt as well as other measures presented on an adjusted basis are not recognized terms under U.S. GAAP and do not purport to be alternatives to the most comparable U.S. GAAP amounts. Since all companies do not use identical calculations, our definition and presentation of these measures may not be comparable to similarly titled measures reported by other companies. Management uses the identified non-GAAP measures to evaluate the operating performance of the Company and its business segments and to forecast future periods. Management believes these non-GAAP measures assist investors and other interested parties in evaluating Adient's on-going operations and provide important supplemental information to management and investors regarding financial and business trends relating to Adient's financial condition and results of operations. Investors should not consider these non-GAAP measures as alternatives to the related GAAP measures. Reconciliations of non-GAAP measures to their closest U.S. GAAP equivalent are presented below. Reconciliations of non-GAAP measures related to guidance for any future period have not been provided due to the unreasonable efforts it would take to provide such reconciliations. Adjusted EBIT is defined as income before income taxes and noncontrolling interests excluding net financing charges, restructuring, impairment and related costs, purchase accounting amortization, transaction gains/losses, other significant non-recurring items, and net mark-to-market adjustments on pension and postretirement plans. Adjusted EBIT margin is adjusted EBIT as a percentage of net sales. Adjusted EBITDA is defined as adjusted EBIT excluding depreciation and stock based compensation. Certain corporate-related costs are not allocated to the business segments in determining Adjusted EBITDA. Adjusted EBITDA margin is adjusted EBITDA as a percentage of net sales. Adjusted EBITDA excluding adjusted equity income, each as defined herein, is also presented. Adjusted net income attributable to Adient is defined as net income attributable to Adient excluding restructuring, impairment and related costs, purchase accounting amortization, transaction gains/losses, expenses associated with becoming an independent company, other significant non-recurring items, net mark-to-market adjustments on pension and postretirement plans, the tax impact of these items and other discrete tax charges/benefits. Adjusted effective tax rate is defined as adjusted income tax provision as a percentage of adjusted income before income taxes. Adjusted earnings per share is defined as Adjusted net income attributable to Adient divided by diluted weighted average shares. Adjusted equity income is defined as equity income excluding amortization of Adient's intangible assets related to its non-consolidated joint ventures and other unusual or one-time items impacting equity income. Adjusted interest expense is defined as net financing charges excluding unusual or one-time items impacting interest expense. Free cash flow is defined as cash provided by operating activities less capital expenditures. Net debt is calculated as gross debt (short-term and long-term) less cash and cash equivalents. 36J.P. Morgan China Investor Meeting

Non-GAAP Reconciliations - EBIT, Adj.-EBIT, Adj.-EBITDA, Adj.-Equity Income, Net Debt

(in $ millions)	Three months ended March 31					
	2023			2022		
	GAAP	Adj.	Adjusted	GAAP	Adj.	Adjusted
Net sales	$ 3,912	$ -	$ 3,912	$ 3,506	$ -	$ 3,506
Cost of sales [1]	3,662	-	3,662	3,328	-	3,328
Gross profit	250	-	250	178	-	178
Selling, general and administrative expenses [2]	141	(13)	128	135	(19)	116
Restructuring and impairment costs [3]	17	(17)	-	4	(4)	-
Equity income (loss) [4]	4	8	12	7	10	17
Earnings (loss) before interest and income taxes (EBIT)	$ 96	38	$ 134	$ 46	33	$ 79
Ebit margin:	*2.5%*		*3.4%*	*1.3%*		*2.3%*
Ebit margin excluding Equity Income:	*2.4%*		*3.1%*	*1.1%*		*1.8%*
NM = Not Meaningful						
Memo accounts:						
Depreciation			71			76
Stock based compensation costs			10			4
Adjusted EBITDA			$ 215			$ 159
Adjusted EBITDA margin:			*5.5%*			*4.5%*
Adjusted EBITDA margin excluding Equity Income:			*5.2%*			*4.1%*

	Three months ended March 31	
	2023	2022
Restructuring related charges	$ (1)	$ (2)
Brazil indirect tax recoveries	1	1
Insurance recoveries for Malaysia flooding	-	1
[1] Cost of sales adjustment	$ -	$ -
Purchase accounting amortization	$ (13)	$ (13)
Transaction costs	(1)	(2)
Restructuring related charges	1	-
Write off of accounts receivable associated with Russia	-	(1)
Loss on finalization of asset sale in Turkey	-	(2)
[2] Selling, general and administrative adjustment	$ (13)	$ (19)
Restructuring charges	$ (17)	$ (2)
Impairment charge associated with Russian operations	-	(2)
[3] Restructuring and impairment costs	$ (17)	$ (4)
Impairment of interests in nonconsolidated partially owned affiliates	$ 7	$ 9
Restructuring related charges	-	1
Purchase accounting amortization	1	-
[4] Equity income adjustment	$ 8	$ 10

ADIENT

Net Debt

(in $ millions)	March 31 2023	September 30 2022
Cash	$ 826	$ 947
Total Debt	2,533	2,578
Net Debt	$ 1,707	$ 1,631

J.P. Morgan China Investor Meeting

Adient – PUBLIC

37

Adient – PUBLIC Segment Performance 38 Americas EMEA AP Corporate/ Eliminations Consolidated Americas EMEA AP Corporate/ Eliminations Consolidated Net Sales 1,498 1,230 784 (32) 3,480 1,724 1,182 821 (28) 3,699 Adjusted EBITDA 9 43 114 (20) 146 69 28 138 (23) 212 Adjusted Equity Income (1) (1) 36 - 34 1 3 23 - 27 Depreciation 31 31 13 - 75 34 25 10 - 69 Capex 23 24 13 - 60 37 14 10 - 61 Americas EMEA AP Corporate/ Eliminations Consolidated Americas EMEA AP Corporate/ Eliminations Consolidated Net Sales 1,596 1,218 723 (31) 3,506 1,761 1,401 774 (24) 3,912 Adjusted EBITDA 46 30 105 (22) 159 72 53 113 (23) 215 Adjusted Equity Income 1 - 16 - 17 1 3 8 - 12 Depreciation 32 31 13 - 76 32 27 12 - 71 Capex 27 18 12 - 57 26 19 11 - 56 Americas EMEA AP Corporate/ Eliminations Consolidated Americas EMEA AP Corporate/ Eliminations Consolidated Net Sales 3,094 2,448 1,507 (63) 6,986 3,485 2,583 1,595 (52) 7,611 Adjusted EBITDA 55 73 219 (42) 305 141 81 251 (46) 427 Adjusted Equity Income - (1) 52 - 51 2 6 31 - 39 Depreciation 63 62 26 - 151 66 52 22 - 140 Capex 50 42 25 - 117 63 33 21 - 117 YTD 2022 YTD 2023 Q1 2022 Q1 2023 Q2 2022 Q2 2023 J.P. Morgan China Investor Meeting